SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): February 24, 1998



                               Sparta Foods, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         000-19318                                      41-1618240
(Commission File Number)                 (I.R.S. Employer Identification Number)


                             1565 First Avenue N.W.
                          New Brighton, Minnesota 55112
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 697-0600
              (Registrant's Telephone Number, Including Area Code)


                               2570 Kasota Avenue
                            St. Paul, Minnesota 55108
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

A.       Issuance of 2,500 shares of Preferred Stock, Series 1998

         On February 24, 1998, Sparta Foods, Inc. (the "Company") issued 2,500 shares of Preferred Stock, Series 1998, $1,000 par value, (the "Preferred Stock") to Harvest States Cooperatives ("Harvest States") for an aggregate purchase price of $2,500,000 pursuant to a Stock Purchase Agreement dated February 23, 1998 (the "Agreement"). Proceed from the offering will be used to pay outstanding debt and for general working capital purposes.

         Harvest States is entitled to receive, when, as and if declared by the Company's Board of Directors out of funds legally available, cash dividends at the rate of 5% per annum per share, or, at the option of the Company, dividends of shares of additional Preferred Stock at the rate of 7.5% per annum per share, provided however, in the event of a Change of Control of the Company, the dividend rate shall be 15% per annum, in cash. Dividends are fully cumulative and payable semi-annually in cash on each January 1 and July 1, commencing July 1, 1998.

         The Preferred Stock ranks senior to the Company's Common Stock both as to payment of dividends and distribution of assets upon the liquidation, dissolution or winding up of the Company.

         The Preferred Stock is convertible at any time at Harvest States' option at the rate of 606.06 shares of Common Stock for each share of Preferred Stock (the "Conversion Rate"), subject to adjustment as provided in Section 8 of the Certificate of Designations. Section 8 of the Certificate of Designations provides, in part, that, in the event, at any time prior to February 23, 2001, the Issuer (i), except pursuant to (A) 1,103,667 options and 3,634,208 warrants outstanding as of the date of the Stock Purchase Agreement or (B) securities issued in compliance with Section 9(d) of the Stock Purchase Agreement, issue or sell any shares of its Common Stock for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issuance or sale, (ii), except for securities issued in compliance with Section 9(d) of the Stock Purchase Agreement, issue or sell any warrants, options or other rights to acquire shares of its Common Stock at a purchase price less than the Conversion Price in effect immediately prior to the time of such issuance or sale, or (iii) issue or sell any other securities that are convertible into shares of Common Stock for a purchase or exchange price less than the Conversion Price in effect immediately prior to the time of such issuance or sale then, upon such issuance or sale, the Conversion Rate shall be increased by reducing the Conversion Price (which is defined as $1,000.00 divided by the Conversion Rate) to the price at which such shares of Common Stock are being issued or sold by the Issuer or the price at which such other securities are exercisable or convertible into shares of the Common Stock, and then adjusting the Conversion Rate to $1,000.00 divided by the new Conversion Price. The Stock Purchase Agreement also contains anti-dilution provisions enabling Harvest States to maintain its percentage ownership of the Common Stock into which the Preferred Stock is convertible in the event of a subdivision, split, combination or reclassification of the Common Stock.

         As of February 24, 1998, the Preferred Stock was convertible into an aggregate of 1,515,151 shares of Company Common Stock at $1.65 per share.

         The Preferred Stock is redeemable at the option of the Company on or after February 23, 2001 at the rate of $1,100 per share plus accumulated and unpaid dividends on the Preferred Stock. The Preferred Stock is redeemable at the option of Harvest States upon the occurrence of a Put Event, which is defined in the Certificate of Designations as (i) a Change on Control (as defined in Section 9 of the Certificate of Designations) or (ii) an Event of Default as such term is defined in Section 11 of the Stock Purchase Agreement. The Stock Purchase Agreement provides Harvest States with demand and incidental registration rights.

         Harvest States has, pursuant to Section 8(h) of the Stock Purchase Agreement, certain rights with respect to a sale of the Company's business. Specifically, the Company must (i) inform Harvest States in writing of the existence of discussions or negotiations in connection with an Acquisition Proposal (as defined in the Stock Purchase Agreement) and any request or inquiry for information about the Company if it reasonably believes such inquiry or request is in connection with an Acquisition Proposal, (ii) furnish information or provide access with respect to the Company to such extent such information is furnished or access is provided to outside parties, (iii) if requested by
Harvest States, negotiate with Harvest States for a period of one month commencing the day after Harvest States receives written notice pursuant to clause (i) of any Acquisition Proposal, (iv) give a reasonable opportunity to Harvest States to make an Acquisition Proposal, (iv) not enter into any exclusive arrangement, lockup or other similar device prior to the expiration of such one-month period and (vi) keep Harvest States reasonably informed of the status of any such request, inquiry or Acquisition Proposal. In addition, pursuant to Section 8(s) of the Stock Purchase Agreement, Harvest States has the right, so long as it owns more than 10% of the outstanding shares of Preferred Stock, to designate one person as a director of the Company. The Company has also agreed, pursuant to the Stock Purchase Agreement, that (i) at its next annual shareholder meeting (not to be later than March 31, 1999), it will recommend to its shareholders and use its best efforts to obtain shareholder approval for an amendment to its articles of incorporation to opt out of Section 302A.671 of the Minnesota Business Corporation Act, (ii) it will not consolidate with or merge into or transfer or lease substantially all of its properties and assets to another entity unless the successor entity assumes the Stock Purchase Agreement, (iii) it will not distribute with respect to the shares of Common Stock any rights to acquire other securities of the Company that may be commonly considered a part of a shareholder rights or similar plan, (iv) it will not amend its articles of incorporation or bylaws or designate any series of preferred stock so as to adversely affect the rights of Harvest States as a shareholder of the Company, (v) it will not enter into any agreement with any holder or prospective holder of any securities of the Company or issue any securities of the Company which grants such holder special voting rights, (vi) it will not issue, grant or sell any Common Stock or other securities (or convertible securities) in any transactions such that the purchaser(s) would own 10% or more of all of the securities entitled to vote generally for the election of directors, and (vii) during the five years ending September 30, 2002, it will not issue options, warrants or similar rights to purchase more than 200,000 shares of Common Stock or securities convertible into or exercisable for Common Stock, in any year on a cumulative basis, to employees, officers, directors or consultants to the Company or any subsidiary of the Company, and any exercise or conversion price will not be less than the fair market value on the date of grant. The Company is also subject to other terms and conditions pursuant to the Stock Purchase Agreement that have not been described herein.

         The foregoing summary of the Stock Purchase Agreement and the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement and related exhibits, which are incorporated herein by reference.

B.       Appointment of John D. Johnson to Company Board of Directors

         Pursuant to Section 8(s) of the Stock Purchase Agreement, the Company's Board of Directors appointed John D. Johnson, President and Chief Executive Officer of Harvest States Cooperatives, to the Company's Board of Directors following the Company's Annual Meeting of Shareholders on February 26, 1998.

Item 7.  Financial Statements and Exhibits

(a) Financial statements of business acquired

         None

(b) Pro forma financial information

         None

(c) Exhibits

3(i)(5)           Articles of Incorporation, as amended and restated.
10.40             Stock  Purchase  Agreement  dated  February  23, 1998  between the  Company  and Harvest  States Cooperatives.
20.1              Press Release dated February 25, 1998.
20.2              Press Release dated March 4, 1998.
21                Subsidiaries of Registrant
                           LaCanasta of Minnesota, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Sparta Foods, Inc.



Date:  March 13, 1998                       By /s/ A. Merrill Ayers
                                               Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  EXHIBIT INDEX
                                       to
                                    FORM 8-K

                               Sparta Foods, Inc.



3(i)(5)           Articles of Incorporation, as amended and restated.
10.40             Stock  Purchase  Agreement  dated  February  23, 1998  between the  Company  and Harvest  States Cooperatives.
20.1              Press Release dated February 25, 1998.
20.2              Press Release dated March 4, 1998.
21                Subsidiaries of Registrant
                           LaCanasta of Minnesota, Inc.